Exhibit 10.3

EXECUTION COPY

PNMAC GMSR ISSUER TRUST,

as Buyer

and

PENNYMAC LOAN SERVICES, LLC,

as Seller

and

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

as Guarantor

and consented to by

cITIBANK, N.A.,

as Indenture Trustee

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

AMENDMENT NO. 2

Dated as of August 10, 2017

to the

Master Repurchase Agreement

Dated as of December 19, 2016

AMENDMENT No. 2 TO

MASTER REPURCHASE AGREEMENT

August 10, 2017

This Amendment No. 2 (this “Amendment”) to the Repurchase Agreement (defined below), is entered into on August 10, 2017, by and among PNMAC GMSR ISSUER TRUST (“Buyer”), PennyMac Loan Services, LLC (“Seller” or “PLS”), and Private National Mortgage Acceptance Company, LLC (“Guarantor”), and is consented to by Citibank, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), Credit Suisse First Boston Mortgage Capital LLC, as administrative agent and Credit Suisse AG, Cayman Islands Branch, as noteholder of the Outstanding Notes (the “Noteholder”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

W I T N E S S E T H:

WHEREAS, Buyer, Seller and Guarantor have entered into that certain Master Repurchase Agreement, dated as of December 19, 2016, as amended by the Amendment No. 1 thereto, dated as of February 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Guarantor is party to that certain Guaranty, dated as of December 19, 2016, as amended by the Amendment No. 1 thereto, dated as of February 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), by the Guarantor in favor of Buyer;

WHEREAS, Buyer,  Seller and Guarantor have agreed, subject to the terms of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Repurchase Agreement;

WHEREAS, as a condition precedent to amending the Repurchase Agreement, Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof;

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (in such capacity, the “Administrative Agent”) and the Credit Manager are parties to that certain Second Amended and Restated Base Indenture, dated as of August 10, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2016-MSRVF1 Indenture Supplement, dated as of December 19, 2016, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as amended by the Omnibus Amendment No. 1 to Series 2016-MSRVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement, dated as of February 16, 2017, among the Buyer, the Servicer, the Administrator, the Indenture Trustee and the Administrative Agent (the “Omnibus Amendment No. 1”), the “Series 2016-

MSRVF1 Indenture Supplement”), the Series 2016-MBSADV1 Indenture Supplement, dated as of December 19, 2016, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as amended by the Omnibus Amendment No. 1, the “Series 2016-MBSADV1 Indenture Supplement”), and the Series 2017-GT1 Indenture Supplement, dated as of February 16, 2017 (the “GT1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent;

WHEREAS, there are currently three Outstanding Series of Notes, (i) the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), which was issued to PLS pursuant to the terms of that certain Series 2016-MSRVF1 Indenture Supplement, and which was financed by CSCIB under the Series 2016-MSRVF1 Master Repurchase Agreement, dated as of December 19, 2016, by and among the Administrative Agent, CSCIB, as buyer and PLS, as seller (the “MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB, (ii) the Series 2016-MBSADV1 Note (the “Series 2016-MBSADV1 Note”), which was issued pursuant to the Series 2016-MBSADV1 Indenture Supplement and (iii) the Series 2017-GT1 Notes (the “Series 2017-GT1 Notes”), which were issued pursuant to the  GT1 Indenture Supplement;

WHEREAS, pursuant to Section 10.15 of the Repurchase Agreement, any provision providing for the exercise of any action or discretion by Buyer shall be exercised by the Indenture Trustee at the written direction of either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, (i) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the MSRVF1 Repurchase Agreement and (ii) pursuant to the terms of the Note Purchase Agreement, dated as of December 19, 2016, by and among the Issuer, CSFB, as the Administrative Agent and CSCIB, as purchaser, CSCIB is the purchaser and sole noteholder of the Series 2016-MBSADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Buyer and Guarantor agree as follows:

SECTION 1.  Amendments to Repurchase Agreement.  The Repurchase Agreement is hereby amended as follows:

(a)      Section 1.01 of the Repurchase Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following definition of “Assignment Agreement”:

“Assignment Agreement” means the form of Assignment Agreement required by the Ginnie Mae Guide for one Ginnie Mae approved issuer to assign to another Ginnie Mae approved issuer all of its rights, title, and interest in, to and under the Ginnie Mae Contract respecting the Mortgage Pools designated on Exhibit A of such Agreement.

(b)      Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definitions of  “Acknowledgment Agreement” and  “Ginnie Mae MBS” in their entirety and replacing them as follows:

“Acknowledgment Agreement” means the Amended and Restated Acknowledgment Agreement, dated as of August 10, 2017, by and among Ginnie Mae, PLS and the Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“Ginnie Mae MBS” means Ginnie Mae I MBS and Ginnie Mae II MBS where either (A) Seller is the Issuer of record, or (B)(i) Seller has entered an Assignment Agreement and consummated a purchase and sale transaction with an eligible Ginnie Mae approved issuer to acquire MSRs, (ii) Ginnie Mae has approved and consented to such acquisition of MSRs by executing the Assignment Agreement, and (iii) Seller has started servicing the Mortgage Pools related to such MSRs and collecting payments from the borrowers, but (iv) Ginnie Mae’s system has not yet recorded Seller as the Issuer of record and such MBS are guaranteed by Ginnie Mae, backed by pools of Ginnie Mae eligible mortgage loans in accordance with section 306(g) of the National Housing Act, 12 U.S.C. §1721(g), the issuance of which, and the servicing of such Ginnie Mae eligible mortgage loans by Seller, being governed in all respects by the Ginnie Mae Contract.

SECTION 2.   Consent.  Each of the Noteholder, Indenture Trustee and Administrative Agent hereby consent to this Amendment.  The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder of each Series, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification.

SECTION 3.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Issuer under the Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 4.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5.   No Default; Representations and Warranties.  To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a)      no Event of Default has occurred and is continuing on the date hereof; and

(b)      Seller’s representations and warranties contained in the Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6.   Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Repurchase Agreement remain in full force and effect and are hereby reaffirmed.

SECTION 7.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 9.   Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.  Owner Trustee.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB d/b/a Christiana Trust (“Christiana”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Christiana but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Christiana, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Christiana has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall Christiana be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Buyer, Seller and Guarantor have caused their names to be signed to this Amendment No. 2 to the Repurchase Agreement by their respective officers thereunto duly authorized as to the date first above written.

Buyer:

PNMAC GMSR ISSUER TRUST, as Buyer

By: Wilmington Savings Fund Society, FSB
d/b/a Christiana Trust, not in its individual
capacity but solely as Owner Trustee

By:	/s/ Jeffrey R. Everhart
Name: Jeffrey R. Everhart, AVP
Title:

Signature page to Amendment No. 2 to PC Repurchase Agreement

Seller:

PENNYMAC LOAN SERVICES, LLC

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature page to Amendment No. 2 to PC Repurchase Agreement

Guarantor:

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature page to Amendment No. 2 to PC Repurchase Agreement

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as Indenture Trustee and not
in its individual capacity

By:	/s/ Valerie Delgado
Name: Valerie Delgado
Title: Vice President

Signature page to Amendment No. 2 to PC Repurchase Agreement

CONSENTED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH
By:	/s/ Elie Chau
Name: Elie Chau
Title: Authorized Signatory

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Authorized Signatory

Signature page to Amendment No. 2 to PC Repurchase Agreement

CONSENTED AND AGREED TO BY:

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Elie Chau
Name: Elie Chau
Title: Vice President

Signature page to Amendment No. 2 to PC Repurchase Agreement